CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Agrium Inc. (the “Company”) is filing its annual report on Form 40-F for the fiscal year ended December 31, 2002 (the “Report”) with the Securities and Exchange Commission.

     I, John M. Van Brunt, Vice Chairman & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 3, 2003.	/s/ John M. Van Brunt

John M. Van Brunt
Vice Chairman & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Agrium Inc. and will be retained by Agrium Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the annual report on Form 40-F pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by 18 U.S.C. Section 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, be deemed filed by Agrium Inc. for the purposes of Section 18 of the Securities Exchange Act of 1934.